TIAA-CREF INTERNATIONAL & GLOBAL FUNDS

TIAA-CREF Global Natural Resources Fund

a series of the TIAA-CREF FUNDS (the “Trust”)

SUPPLEMENT NO. 1

dated December 8, 2017, to the Summary Prospectus, Statutory Prospectus and Statement of Additional Information, each dated March 1, 2017

The Board of Trustees of the Trust has approved a Plan of Liquidation for the TIAA-CREF Global Natural Resources Fund (the “Fund”), a series of the Trust, pursuant to which the Fund will be liquidated after the close of business on April 13, 2018 (the “Liquidation Date”).

Effective as of the close of business on February 9, 2018 (the “Soft Close Date”), the Fund will suspend offering its shares to new investors. Investors in the Fund as of the Soft Close Date may continue to invest in the Fund, including through reinvestment of dividends and capital gains distributions. If an investor’s account is closed after the Soft Close Date, however, additional investments in the Fund will not be accepted.

Effective as of the close of business on March 9, 2018, the Fund will be closed to new investment by all shareholders (except through reinvested dividends and capital gain distributions).

Existing shareholders may redeem shares of the Fund any time prior to the Liquidation Date or exchange their shares for shares of another series of the Trust available to shareholders, as provided in the Fund’s Prospectus. The Fund reserves the right to modify the extent to which sales of shares are limited prior to the Fund’s liquidation and all dates herein may change without notice at the discretion of the Trust’s officers. The Fund may deviate from its investment objective and other investment policies as the Fund liquidates its assets in advance of the Liquidation Date.

After the close of business on the Liquidation Date, the Fund will automatically redeem any outstanding Fund shares and distribute, as soon as practicable, such redemption proceeds to Fund shareholders of record as of the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such Fund shares after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities, including certain operational costs of liquidating the Fund.

For taxable shareholders of the Fund, the automatic redemption of Fund shares on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. Shareholders should consult their tax advisors regarding the tax treatment of the liquidation.

A40190 (12/17)